Exhibit 99.2

THERMO FISHER SCIENTIFIC INC.
as Issuer
AND
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee
SECOND SUPPLEMENTAL INDENTURE
Dated as of April 27, 2010
$450,000,000 of 3.200% Senior Notes due 2015
and
$300,000,000 of 4.700% Senior Notes due 2020

     THIS SECOND SUPPLEMENTAL INDENTURE (the “Second Supplemental Indenture”) is dated as of April 27, 2010 between THERMO FISHER SCIENTIFIC INC., a Delaware corporation (the “Company”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association (the “Trustee”).
RECITALS
     A. The Company and the Trustee executed and delivered an Indenture, dated as of November 20, 2009, (the “Base Indenture” and, as supplemented by the Second Supplemental Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of unsubordinated debt securities evidencing its unsecured indebtedness.
     B. Pursuant to Board Resolution, the Company has authorized the issuance of $450,000,000 principal amount of 3.200% Senior Notes due 2015 (the “2015 Notes”) and $300,000,000 principal amount of 4.700% Senior Notes due 2020 (the “2020 Notes and together with the 2015 Notes, the “Notes”).
     C. The entry into this Second Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Base Indenture.
     D. The Company desires to enter into this Second Supplemental Indenture pursuant to Section 9.01 of the Base Indenture to establish the terms of the Notes in accordance with Section 2.01 of the Base Indenture and to establish the form of the Notes in accordance with Sections 2.01(a)(10) and 2.02 of the Base Indenture.
     E. All things necessary to make this Second Supplemental Indenture a valid and legally binding agreement according to its terms have been done.
     NOW, THEREFORE, for and in consideration of the foregoing premises, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Notes as follows:
ARTICLE I
Section 1.1 Terms of the Notes.
     The following terms relate to the Notes:
     (1) The 2015 Notes shall constitute a series of Notes having the title “3.200% Senior Notes due 2015” and the 2020 Notes shall constitute a separate series of Notes having the title “4.700% Senior Notes due 2020”.
     (2) The aggregate principal amount of the 2015 Notes (the “Initial 2015 Notes”) and the 2020 Notes (the “Initial 2020 Notes” and together with the Initial 2015 Notes, the “Initial Notes”) that may be initially authenticated and delivered under the Indenture shall be $450,000,000 and $300,000,000, respectively. The Company may from time to time, without the consent of the Holders of Notes, issue additional 2015 Notes (in any such case “Additional 2015

Notes”) or additional 2020 Notes (in any such case, “Additional 2020 Notes”) having the same ranking and the same interest rate, maturity and other terms as the Initial 2015 Notes or the Initial 2020 Notes, as the case may be. Any Additional 2015 Notes and the Initial 2015 Notes, and any Additional 2020 Notes and the Initial 2020 Notes, as the case may be, shall each constitute a single series under the Indenture and all references to the 2015 Notes shall include the Initial 2015 Notes and any Additional 2015 Notes and all references to the 2020 Notes shall include the Initial 2020 Notes and any Additional 2020 Notes, unless the context otherwise requires. The aggregate principal amount of each of the Additional 2015 Notes and Additional 2020 Notes shall be unlimited.
     (3) The entire Outstanding principal of the 2015 Notes and 2020 Notes shall be payable on May 1, 2015 and May 1, 2020, respectively.
     (4) The rate at which the Notes shall bear interest shall be 3.200% per year for the 2015 Notes and 4.700% per year for the 2020 Notes. The date from which interest shall accrue on the 2015 Notes shall be April 27, 2010, or the most recent Interest Payment Date to which interest has been paid or provided for. The Interest Payment Dates for the 2015 Notes shall be May 1 and November 1 of each year, beginning November 1, 2010. Interest shall be payable on each Interest Payment Date to the holders of record at the close of business on the April 15 and October 15 prior to each Interest Payment Date (in connection with the 2015 Notes, a “regular record date”). The date from which interest shall accrue on the 2020 Notes shall be April 27, 2010, or the most recent Interest Payment Date to which interest has been paid or provided for. The Interest Payment Dates for the 2020 Notes shall be May 1 and November 1 of each year, beginning November 1, 2010. Interest shall be payable on each Interest Payment Date to the holders of record at the close of business on the April 15 and October 15 prior to each Interest Payment Date (in connection with the 2020 Notes, a “regular record date”). The basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.
     (5) The Notes shall be issuable in whole in the form of one or more registered Global Securities, and the Depository for such Global Securities shall be The Depository Trust Company, New York, New York. The Notes shall be substantially in the form attached hereto as Exhibit A (2015 Notes) and Exhibit B (2020 Notes) the terms of which are herein incorporated by reference. The Notes shall be issuable in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.
     (6) The Notes may be redeemed at the option of the Company prior to the maturity date, as provided in Section 1.3 hereof.
     (7) The Notes will not have the benefit of any sinking fund.
     (8) Except as provided herein, the holders of the Notes shall have no special rights in addition to those provided in the Base Indenture upon the occurrence of any particular events.
     (9) The Notes will be general unsecured and unsubordinated obligations of the Company and will be ranked equally among themselves.

     (10) The Notes are not convertible into shares of common stock or other securities of the Company.
     (11) The restrictive covenant set forth in Section 1.4 hereof shall be applicable to the Notes.
Section 1.2 Additional Defined Terms.
     As used herein, the following defined terms shall have the following meanings with respect to the Notes only:
          “Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade Rating by any two of the Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement by the Company of the occurrence of a Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by at least two of such Rating Agencies on such 60th day, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates the Notes below Investment Grade or (y) publicly announces that it is no longer considering the Notes for possible downgrade, provided that no such extension will occur if on such 60th day the Notes are rated Investment Grade by at least two of such Rating Agencies in question and are not subject to review for possible downgrade by such Rating Agencies).
          “Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its direct or indirect wholly-owned subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) as a result of which any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) the Company consolidates with, or merges with or into, any “person” or “group” (as that term is used in Section 13(d)(3) of the Exchange Act), or any “person” or “group” consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; (4) the first day on which a majority of the members of the Company’s board of directors are not Continuing Directors; or (5) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (a) the Company becomes a direct or indirect wholly owned subsidiary of a holding company (which shall include a parent company) and (b)(i) the holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of our Voting Stock immediately prior to that transaction or (ii) no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the Voting Stock of such holding company immediately following such transaction.
          “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
          “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.
          “Comparable Treasury Price” means, with respect to any redemption date, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, (b) if we obtain fewer than four Reference Treasury Dealer Quotations, the arithmetic average of those quotations or (c) if we obtain only one Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation.
          “Continuing Directors” means, as of any date of determination, any member of the board of directors of the Company who (1) was a member of the board of directors of the Company on the date of the issuance of the Notes; or (2) was nominated for election or elected to the board of directors of the Company with the approval of a majority of the Continuing Directors who were members of such board of directors of the Company at the time of such nomination or election (either by specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
          “Fitch” means Fitch Ratings Limited.
          “Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company as Independent Investment Banker (initially, Banc of America Securities LLC).
          “Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody’s) or a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P) or a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch).
          “Moody’s” means Moody’s Investors Service, Inc.
          “Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any of Moody’s, S&P or Fitch ceases to rate the Notes or fails to make a rating of the Notes publicly available for any reason, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be.
          “Reference Treasury Dealer” means each of (i) Banc of America Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., and their respective successors and (ii) two other nationally recognized investment banking firms (or their affiliates) that the Company selects in connection with the particular redemption, and their respective successors, provided that if at any time any of the above is not a primary U.S. Government securities dealer, the Company will substitute that entity with another nationally recognized investment banking firm that the Company selects that is a primary U.S. Government securities dealer.
          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.
          “Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.
          “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business and any successor to its rating agency business.
          “Treasury Rate” means, for any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity, computed as the second business day immediately preceding that redemption date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.
          “Redemption Date” when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Second Supplemental Indenture.
          “Redemption Price” when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Second Supplemental Indenture.
Section 1.3 Optional Redemption.
     (a) The provisions of Article Three of the Base Indenture, as amended by the provisions of this Second Supplemental Indenture, shall apply to the Notes.
     (b) The 2015 Notes and the 2020 Notes shall be redeemable, in each case, in whole at any time or in part from time to time, at the Company’s option. Upon redemption of the Notes, the Company shall pay a Redemption Price equal to the greater of:

(i)	100% of the principal amount of the 2015 Notes or the 2020 Notes to be redeemed, as the case may be, and

(ii)	the sum of the present values of the Remaining Scheduled Payments of the 2015 Notes or the 2020 Notes to be redeemed, as the case may be, discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 15 basis points in the case of the 2015 Notes and 15 basis points in the case of the 2020 Notes, plus, in addition to such Redemption Price, in each case, accrued and unpaid interest thereon to the Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Securityholders of such Notes registered as such at the close of business on the applicable record date pursuant to the Notes and the Indenture.
     (c) On and after the Redemption Date for the Notes, interest shall cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued interest, if any. On or before the Redemption Date for the Notes, the Company shall deposit with the Trustee or a Paying Agent, funds sufficient to pay the Redemption Price of the Notes to be redeemed on the Redemption Date, and (except if the date fixed for redemption shall be an Interest Payment Date) accrued interest, if any. If less than all of the Notes are to be redeemed, the Notes shall be redeemed in accordance with Section 3.02 of the Base Indenture.
     (d) Notice of any redemption shall be mailed at least 15 days but not more than 60 days before the Redemption Date to each holder of the Notes to be redeemed; provided, however, that the Company shall notify the Trustee of the Redemption Date at least 15 days prior to the date of the giving of such notice (unless a shorter notice shall be satisfactory to the Trustee). Such notice shall be provided in accordance with Section 3.02 of the Base Indenture. If the Redemption Price cannot be determined at the time such notice is to be given, the actual Redemption Price, calculated as described above in clause (b), shall be set forth in an Officers’ Certificate of the Company delivered to the Trustee no later than two Business Days prior to the Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall, on the Redemption Date, become due and payable at the Redemption Price, and accrued and unpaid interest, if any, to the Redemption Date, and from and after such Redemption Date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Notes shall cease to bear interest. Installments of interest on the Notes to be redeemed that are due and payable on Interest Payment Dates falling on or prior to the Redemption Date shall be payable on the Interest Payment Date in accordance with the Indenture.
Section 1.4 Additional Covenant.
     The following additional covenant shall apply with respect to the Notes so long as any of the Notes remain Outstanding:

     (1) Change of Control Triggering Event.
     (a) If a Change of Control Triggering Event occurs with respect to the Notes, unless the Company shall have exercised its option to redeem the 2015 Notes and 2020 Notes in full, as set forth in Section 1.3 of this Second Supplemental Indenture, or have defeased the Notes or have satisfied and discharged the Notes, as set forth in Article XI of the Base Indenture, the Company shall make an offer (the “Change of Control Offer”) to each holder of the 2015 Notes and 2020 Notes to repurchase any and all of such holder’s 2015 Notes and 2020 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2015 Notes and 2020 Notes to be repurchased (such principal amount to be equal to $2,000 or an integral multiple of $1,000 in excess of $2,000), plus accrued and unpaid interest, if any, on the 2015 Notes and 2020 Notes to be repurchased up to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, notice shall be mailed to Holders of the Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”).
     (b) On the Change of Control Payment Date, the Company shall, to the extent lawful:
(i)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii)	deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii)	deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officers’ Certificate stating (1) the aggregate Principal Amount of Notes or portions of Notes being repurchased, (2) that all conditions precedent contained herein to make a Change of Control Offer have been complied with and (3) that the Change of Control Offer has been made in compliance with the Indenture.
     The Company shall publicly announce the results of the Change of Control Offer on or as soon as possible after the date of purchase.
     (c) The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of this Section 1.4, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 1.4 by virtue of any such conflict.

Section 1.5 Events of Default.
     (a) With respect to the Notes, “Event of Default” means any one or more of the following events that has occurred and is continuing:
          (1) default in the payment of the principal or any premium on any Note of that series when due (whether at maturity, upon acceleration, redemption or otherwise);
          (2) default for 30 days in the payment of interest on any Note of such series when due;
          (3) failure by the Company to comply with Section 1.4 of this Second Supplemental Indenture;
          (4) failure by the Company to observe or perform any term of the Indenture (other than those referred to in (1), (2) or (3) above and other than a covenant or agreement included in this Second Supplemental Indenture not for the benefit of such series) for a period of 90 days after the Company receives a notice of default stating that the Company is in breach. The notice must be sent by either the Trustee or Holders of 25% of the principal amount of the Notes of the affected series;
          (5) (A) failure by the Company to pay indebtedness for money borrowed by the Company or for which the Company has guaranteed the payment, in an aggregate principal amount of at least $100,000,000, at the later of final maturity and the expiration of any related applicable grace period and such defaulted payment shall not have been made, waived or extended within 30 days or (B) acceleration of the maturity of any indebtedness for money borrowed by the Company or for which the Company has guaranteed the payment, in an aggregate principal amount of at least $100,000,000, if such indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days; provided, however, that, if the default under the instrument is cured by the Company, or waived by the holders of the indebtedness, in each case as permitted by the governing instrument, then the Event of Default under the Indenture caused by such default will be deemed likewise to be cured or waived;
          (6) the entry by a court having competent jurisdiction of:
     (A) an order for relief in respect of the Company in an involuntary proceeding under any applicable Bankruptcy Law and such order shall remain unstayed and in effect for a period of 60 consecutive days; or
     (B) a final and non-appealable order appointing a Custodian of the Company, or ordering the winding up or liquidation of the affairs of the Company, and such order shall remain unstayed and in effect for a period of 60 consecutive days;
          (7) the commencement by the Company of a voluntary proceeding under any applicable Bankruptcy Law or the consent by the Company to the entry of a decree or order for relief in an involuntary proceeding under any applicable Bankruptcy Law, or the filing by the Company of a consent to an order for relief in any involuntary proceeding under any Bankruptcy Law, or to the appointment of a Custodian or the making by the Company of an assignment for the benefit of creditors.
ARTICLE II
MISCELLANEOUS
Section 2.1 Definitions.
     Capitalized terms used but not defined in this Second Supplemental Indenture shall have the meanings ascribed thereto in the Base Indenture.
Section 2.2 Confirmation of Indenture.
     The Base Indenture, as supplemented and amended by this Second Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture, this Second Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.
Section 2.3 Concerning the Trustee.
     In carrying out the Trustee’s responsibilities hereunder, the Trustee shall have all of the rights, protections and immunities which it possesses under the Indenture. The recitals contained herein and in the Notes, except the Trustee’s certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.
Section 2.4 Governing Law.
     This Second Supplemental Indenture and the Notes shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State without regard to conflicts of laws principles that would require the application of any other law.
Section 2.5 Separability.
     In case any provision in this Second Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.6 Counterparts.
     This Second Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.
Section 2.7 No Benefit.
     Nothing in this Second Supplemental Indenture, express or implied, shall give to any Person other than the parties hereto and their successors or assigns, and the holders of the Notes, any benefit or legal or equitable rights, remedy or claim under this Second Supplemental Indenture or the Base Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed all as of the day and year first above written.

THERMO FISHER SCIENTIFIC INC.
By:	/s/ Seth H. Hoogasian
	Name:	Seth H. Hoogasian
	Title:	Senior Vice President, General Counsel and Secretary

Second Supplemental Indenture

THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A., as Trustee

By:	/s/ Leslie Lockhart
	Name:	Leslie Lockhart
	Title:	Senior Associate

Second Supplemental Indenture

EXHIBIT A
FORM OF 3.200% SENIOR NOTES DUE 2015
[Insert the Global Security legend, if applicable]
3.200% SENIOR NOTES DUE 2015

No. [ ]	$450,000,000
CUSIP No. 883556AS1
THERMO FISHER SCIENTIFIC INC.
promises to pay to                 or registered assigns, the principal sum of FOUR HUNDRED FIFTY MILLION Dollars on May 1, 2015.
Interest Payment Dates: May 1 and November 1
Record Dates: April 15 and October 15
     Each holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions. Each holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.
     This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Indenture.

Date: April 27, 2010

THERMO FISHER SCIENTIFIC INC.

Name:
Title:

Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the 3.200% Senior Notes due 2015 issued by Thermo Fisher Scientific, Inc. of the series designated therein referred to in the within-mentioned Indenture.

Date: April 27, 2010

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory

Thermo Fisher Scientific Inc.
3.200% Senior Notes due 2015
This security is one of a duly authorized series of debt securities of Thermo Fisher Scientific Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s unsubordinated debt securities, dated as of November 20, 2009 (the “Base Indenture”), duly executed and delivered by and among the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of April 27, 2010 (the “Second Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Second Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company and the holders of the Securities (the “Securityholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Second Supplemental Indenture, as applicable.
     1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 3.200%. The Company will pay interest semi-annually on May 1 and November 1 of each year (each such day, an “Interest Payment Date”). If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be November 1, 2010. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.
     2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest), if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption and the Redemption Date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture. The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

     3. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee, will act as paying agent and Security Registrar. The Company may change or appoint any paying agent or Security Registrar without notice to any Securityholder. The Company or any of their Subsidiaries may act in any such capacity.
     4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “3.200% Senior Notes due 2015”, initially limited to $450,000,000 in aggregate principal amount. The Company will furnish to any Securityholder upon written request and without charge a copy of the Base Indenture and the Second Supplemental Indenture. Requests may be made to: Thermo Fisher Scientific Inc., 81 Wyman Street Waltham, Massachusetts, Attention: Seth H. Hoogasian.
     5. Optional Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 1.3 of the Second Supplemental Indenture.
     The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.
     6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security or the Company has defeased this Security or satisfied and discharged this Security, the holder of this Security will have the right to require that the Company purchase all or a portion, (such principal amount to be equal to $2,000 or any integral multiple of $1,000 in excess of $2,000), of this Security at a purchase price equal to 101% of the principal amount repurchased plus accrued and unpaid interest, if any, on the amount to be repurchased to the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company shall send, by first class mail, a notice to each Holder, in accordance with Section 1.4(1)(a) of the Second Supplemental Indenture, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.
     7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the Security Registrar) at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Securityholder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such mailing; (ii) register the transfer of or exchange any Security of any series or portions thereof selected for redemption, in whole or in part, except the unredeemed portion of any such Security being redeemed in part; nor (iii) register the transfer of or exchange of a Security of any series between the applicable record date and the next succeeding Interest Payment Date.
     8. Persons Deemed Owners. The registered Securityholder may be treated as its owner for all purposes.
     9. Repayment to the Company. Any funds or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of, premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least one year after the date upon which the principal of, premium, if any, or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company, as applicable, or (if then held by the Company) shall be discharged from such trust. After return to the Company, Holders entitled to the money or securities must look to the Company, as applicable, for payment as unsecured general creditors.
     10. Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     11. Defaults and Remedies. If an Event of Default with respect to the securities of a series issued pursuant to the Second Supplemental Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if notice is given by such holders), may declare the unpaid principal of, premium, if any, and accrued interest, if any, due and payable immediately. Subject to the terms of the Indenture, if an Event of Default under the Indenture shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders have offered the Trustee indemnity satisfactory to it. Upon satisfaction of certain conditions set forth in the Indenture, the holders of a majority in principal amount of the Outstanding securities of a series issued pursuant to the Second Supplemental Indenture will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the securities of such series.

     12. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.
     13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Security, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the acceptance of the Securities.
     14. Discharge of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.
     15. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication attached to the other side of this Security.
     16. Additional Amounts. The Company is obligated to pay Other Additional Amounts on this Security to the extent provided in Section 10.03 of the Indenture.
     17. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
     18. Governing Law. The Base Indenture, the Second Supplemental Indenture and this Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

ASSIGNMENT FORM
     To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.
Date:

Your Signature:

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

OPTION OF HOLDER TO ELECT PURCHASE
     If you want to elect to have this Security purchased by the Company pursuant to Section 1.4(1) of the Second Supplemental Indenture, check the box:
☐	1.4(1) Change of Control Triggering Event
     If you want to elect to have only part of this Security purchased by the Company pursuant to Section 1.4(1) of the Second Supplemental Indenture, state the amount: $____________.

Date:	Your Signature:
(Sign exactly as your name appears on the other side of the Security)
Tax I.D. number

Signature Guarantee:
(Signature must be guaranteed by a
participant in a recognized signature
guarantee medallion program)

EXHIBIT B
FORM OF 4.700% SENIOR NOTES DUE 2020
[Insert the Global Security legend, if applicable]
4.700% SENIOR NOTES DUE 2020

No. [ ]	$300,000,000
CUSIP No. 883556AT9
THERMO FISHER SCIENTIFIC INC.
promises to pay to                or registered assigns, the principal sum of THREE HUNDRED MILLION Dollars on May 1, 2020.
Interest Payment Dates: May 1 and November 1
Record Dates: April 15 and October 15
     Each holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions. Each holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.
     This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Indenture.
Date: April 27, 2010

THERMO FISHER SCIENTIFIC INC.

Name:
Title:

Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the 4.700% Senior Notes due 2020 issued by Thermo Fisher Scientific, Inc. of the series designated therein referred to in the within-mentioned Indenture.
Date: April 27, 2010

THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A.as Trustee

By:
Authorized Signatory

Thermo Fisher Scientific Inc.
4.700% Senior Notes due 2020
This security is one of a duly authorized series of debt securities of Thermo Fisher Scientific Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s unsubordinated debt securities, dated as of November 20, 2009 (the “Base Indenture”), duly executed and delivered by and among the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of April 27, 2010 (the “Second Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Second Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company and the holders of the Securities (the “Securityholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Second Supplemental Indenture, as applicable.
     1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 4.700%. The Company will pay interest semi-annually on May 1 and November 1 of each year (each such day, an “Interest Payment Date”). If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be November 1, 2010. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.
     2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest), if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption and the Redemption Date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture. The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

     3. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee, will act as paying agent and Security Registrar. The Company may change or appoint any paying agent or Security Registrar without notice to any Securityholder. The Company or any of their Subsidiaries may act in any such capacity.
     4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and TIA for a statement of such terms. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “4.700% Senior Notes due 2020”, initially limited to $300,000,000 in aggregate principal amount. The Company will furnish to any Securityholder upon written request and without charge a copy of the Base Indenture and the Second Supplemental Indenture. Requests may be made to: Thermo Fisher Scientific Inc., 81 Wyman Street Waltham, Massachusetts, Attention: Seth H. Hoogasian.
     5. Optional Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 1.3 of the Second Supplemental Indenture.
     The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities.
     6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem this Security or the Company has defeased this Security or satisfied and discharged this Security, the holder of this Security will have the right to require that the Company purchase all or a portion, (such principal amount to be equal to $2,000 or any integral multiple of $1,000 in excess of $2,000), of this Security at a purchase price equal to 101% of the principal amount repurchased plus accrued and unpaid interest, if any, on the amount to be repurchased to the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company shall send, by first class mail, a notice to each Holder, in accordance with Section 1.4(1)(a) of the Second Supplemental Indenture, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.
     7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the Security Registrar) at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Securityholder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such mailing; (ii) register the transfer of or exchange any Security of any series or portions thereof selected for redemption, in whole or in part, except the unredeemed portion of any such Security being redeemed in part; nor (iii) register the transfer of or exchange of a Security of any series between the applicable record date and the next succeeding Interest Payment Date.
     8. Persons Deemed Owners. The registered Securityholder may be treated as its owner for all purposes.
     9. Repayment to the Company. Any funds or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of, premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least one year after the date upon which the principal of, premium, if any, or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company, as applicable, or (if then held by the Company) shall be discharged from such trust. After return to the Company, Holders entitled to the money or securities must look to the Company, as applicable, for payment as unsecured general creditors.
     10. Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     11. Defaults and Remedies. If an Event of Default with respect to the securities of a series issued pursuant to the Second Supplemental Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if notice is given by such holders), may declare the unpaid principal of, premium, if any, and accrued interest, if any, due and payable immediately. Subject to the terms of the Indenture, if an Event of Default under the Indenture shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders have offered the Trustee indemnity satisfactory to it. Upon satisfaction of certain conditions set forth in the Indenture, the holders of a majority in principal amount of the Outstanding securities of a series issued pursuant to the Second Supplemental Indenture will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the securities of such series.

     12. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.
     13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Security, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the acceptance of the Securities.
     14. Discharge of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.
     15. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication attached to the other side of this Security.
     16. Additional Amounts. The Company is obligated to pay Other Additional Amounts on this Security to the extent provided in Section 10.03 of the Indenture.
     17. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
     18. Governing Law. The Base Indenture, the Second Supplemental Indenture and this Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

ASSIGNMENT FORM
     To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably appoint

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

OPTION OF HOLDER TO ELECT PURCHASE
     If you want to elect to have this Security purchased by the Company pursuant to Section 1.4(1) of the Second Supplemental Indenture, check the box:
☐ 1.4(1) Change of Control Triggering Event
     If you want to elect to have only part of this Security purchased by the Company pursuant to Section 1.4(1) of the Second Supplemental Indenture, state the amount: $______.

Date:	Your Signature:

(Sign exactly as your name appears on the other side of the Security)
Tax I.D. number

Signature Guarantee:

(Signature must be guaranteed by a participant in a recognized signature guarantee medallion program)